Exhibit 99.2

NewBay Software Limited

Unaudited Condensed Consolidated Financial Statements

As of December 31, 2011 and September 30, 2012 and for the nine month periods ended September 30, 2011 and 2012

Condensed Consolidated Financial Statements As of September 30, 2012
and December 31, 2011 and for the periods ended September 30, 2011 and 2012

NewBay Software Limited

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

		Period ended September 30,
	Note	2011 €	2012 €

Revenue		16,346,594	22,017,699
Cost of sales		(2,777,797)	(6,691,793)
Gross profit		13,568,797	15,325,906

Sales and marketing expenses		(2,622,460)	(2,885,806)
Research and development expenses		(7,599,924)	(8,018,740)
Administration expenses		(6,776,384)	(5,424,358)
Foreign currency exchange movements		(378,614)	245,549
Employee retention accrual	9	—	(2,654,016)
Operating loss		(3,808,585)	(3,411,465)

Finance and other income		8,513	2,649
Other gains and losses		(340,859)	—
Finance costs		(369,137)	(93,714)
Loss before income tax		(4,510,068)	(3,502,530)

Income tax benefit/(expense)		6,712	(362,238)
Loss for the year		(4,503,356)	(3,864,768)

Other comprehensive income:
Exchange translation adjustment		458,127	(814,073)
Total comprehensive loss		(4,045,229)	(4,678,841)

2

NewBay Software Limited

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	Notes	December 31, 2011 €	September 30, 2012 €

ASSETS
Non-current assets
Property, plant and equipment	3	3,360,917	5,116,323
		3,360,917	5,116,323
Current assets
Corporation tax recoverable		46,655	—
Trade and other receivables	4	7,862,185	9,829,075
Cash and cash equivalents		3,387,846	3,884,531
		11,296,686	13,713,606

Total assets		14,657,603	18,829,929

EQUITY
Capital and reserves attributable to equity holders of the Group
Share capital	5	5,916	6,641
Share premium	5	13,006,156	13,730,431
Exchange translation reserve		(1,014,532)	(1,828,605)
Share based payment reserve		—	—
Accumulated deficit		(20,873,213)	(24,737,981)
Total equity		(8,875,673)	(12,829,514)

LIABILITIES

Non-current liabilities
Finance leases		721,288	293,568
Deferred revenue		2,964,480	1,582,735
Preference shares		707,125	—
		4,392,893	1,876,303
Current liabilities
Corporation tax payable		—	130,416
Deferred revenue		8,438,753	5,954,100
Trade and other payables	6	5,670,957	19,239,812
Provisions		3,864,286	3,763,643
Finance leases		1,166,387	695,169
		19,140,383	29,783,140

Total liabilities		23,533,276	31,659,443

Total equity and liabilities		14,657,603	18,829,929

NewBay Software Limited

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

	Notes	Share capital €	Share premium €	Exchange translation reserve €	Share based payment reserve €	Accumulated deficit €	Total €

Balance as of January 1, 2011		4,800	11,271,322	(1,338,861)	376,794	(16,472,568)	(6,158,513)
Loss for the period		—	—	—	—	(4,503,356)	(4,503,356)
Exchange translation adjustment		—	—	458,127	—	—	458,127
Share based payment		—	—	—	44,800	—	44,800
Balance as of September 30, 2011		4,800	11,271,322	(880,734)	421,594	(20,975,924)	(10,158,942)

	Notes	Share capital €	Share premium €	Exchange translation reserve €	Share based payment reserve €	Accumulated deficit €	Total €

Balance as of January 1, 2012		5,916	13,006,156	(1,014,532)	—	(20,873,213)	(8,875,673)
Loss for the period		—	—	—	—	(3,864,768)	(3,864,768)
Exchange translation adjustment		—	—	(814,073)	—	—	(814,073)
Cumulative preference shares converted	5	725	724,275	—	—	—	725,000
Balance as of September 30, 2012		6,641	13,730,431	(1,828,605)	—	(24,737,981)	(12,829,514)

NewBay Software Limited

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

		Periods ended
	Notes	September 2011 €	September 2012 €

Cash flows from operating activities
Cash used in operations	8	(3,835,326)	(9,719,086)

Cash flows from investing activities
Sales of property, plant and equipment		7,718	36,408
Purchases of property, plant and equipment		(65,695)	(2,919,065)
Net cash used in investing activities		(57,977)	(2,882,657)

Cash flows from financing activities
Loans received		—	14,063,215
Repayments of borrowings		(660,155)	—
Repayment of finance lease obligations		(981,695)	(905,431)
Net cash (used in)/provided by financing activities		(1,641,850)	13,157,784

Effect of exchange rate changes on cash and cash equivalents		372,361	(59,356)

Net (decrease)/increase in cash and cash equivalents		(5,162,792)	496,685

Cash and cash equivalents at beginning of the period		7,073,355	3,387,846

Cash and cash equivalents at end of the period		1,910,563	3,884,531

NewBay Software Limited

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.                       General information

NewBay Software Limited (the “Company”) and subsidiaries (together with the Company, the “Group”), an Ireland corporation, was formed on November 28, 2002.

The Group has offices in the US and Ireland and it is engaged in digital content services, enabling operators and device makers to deliver a lifetime of content experiences across connected devices such as mobiles, PCs, tablets and TVs. NewBay provides an open, white label software platform, called LifeCache, that powers cloud-based services for storing, sharing, accessing and organising digital content across any Internet connected device.

2.                       Summary of significant accounting policies

The same accounting policies, presentation and methods of computation are followed in these condensed consolidated financial statements as applied in the Group’s latest annual audited statements.

2.1       Basis of preparation

These unaudited condensed consolidated financial statements as of December 31, 2011 and September 30, 2012 and for the nine month periods ended September 30, 2011 and 2012 have been prepared in accordance with IAS 34, “Interim financial reporting” (“IAS 34”). The unaudited condensed consolidated financial statements should be read in conjunction with the annual financial statements for the year ended December 31, 2011, which have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”).

No new IFRSs or IFRICs that were effective for the first time for this interim period had a material impact on the Group.

The Group has incurred losses in the current and previous periods and is reporting significant net liabilities at the reporting date. The Group’s ultimate parent company, Synchronoss Technologies Inc., has confirmed that it will continue to provide financial support to the Group for a period of at least twelve months from the date of approval of the interim financial information to enable its liabilities to be met as they fall due.

Newbery Software Limited

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.              Property, plant and equipment

	Leased Office Equipment	Office Equipment	Fixtures and Fittings	Computer Equipment	Total
	€	€	€	€	€
Cost:
At January 1, 2012	124,493	159,977	449,539	6,599,102	7,333,111
Additions	—	—	—	2,919,064	2,919,064
Disposals	—	—	—	(118,874)	(118,874)
At September 30, 2012	124,493	159,977	449,539	9,399,292	10,133,301

Accumulated Depreciation:
At January 1, 2012	106,829	137,828	443,737	3,283,800	3,972,194
Charge for year	945	16,315	4,282	1,105,709	1,127,251
On disposals	—	—	—	(82,467)	(82,467)
At September 30, 2012	107,774	154,143	448,019	4,307,042	5,016,978

Carrying amount:
At September 30, 2012	16,719	5,834	1,520	5,092,250	5,116,323
At January 1, 2012	17,664	22,149	5,802	3,315,302	3,360,917

The additions to computer equipment in the period principally relate to software.

4.                       Trade and other receivables

	December 31, 2011	September 30, 2012
	€	€
Trade receivables — net of provision of €410,610 (Dec 31, 2011: €517,750)	4,056,903	4,391,299
Prepayments	726,496	1,565,985
Other debtors	2,774,258	3,480,455
Amounts recoverable on contracts	301,631	390,897
VAT recoverable	2,897	439
	7,862,185	9,829,075

NewBay Software Limited

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.                       Share capital

Share capital & share premium

	December 31, 2011	September 30, 2012
	€	€
Authorised:
Equity
200,225,000(Dec 31, 2011:100,000,000) Ordinary Shares of €0.001 each	100,000	200,225
500,000 “B” Ordinary Shares of €0.001 each	500	500
Nil (Dec 31, 2011: 99,500,000) Series “A” Convertible Preference Shares of €0.001 each	99,500	—
	200,000	200,725

	December 31, 2011	September 30, 2012
	€	€
Allotted, called-up:
Equity
6,272,075 (Dec 31, 2011: 3,003,584) Ordinary Shares of €0.001 each	3,003	6,271
370,000 (Dec 31, 2011: 370,000) “B” Ordinary Shares of €0.001 each	370	370
Nil (Dec 31, 2011: 2,543,491) Series “A” Convertible Preference Shares of €0.001 each	2,543	—
	5,916	6,641

	Share Capital	Share Premium	Total
	€	€	€

Balance as of January 1, 2012	5,916	13,006,156	13,012,072
Conversion of Cumulative Preference Shares	725	724,275	725,000
Balance as of September 30, 2012	6,641	13,730,431	13,737,072

On April 3, 2012, the Company converted all authorised and issued Series “A” Convertible Preference Shares and the Cumulative Preference Shares to Ordinary Shares.

NewBay Software Limited

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.                       Trade and other payables

	December 31, 2011	September 30, 2012
	€	€
Trade payables	654,165	1,440,707
Social security and other taxes	1,037,087	705,364
Accrued expenses	3,487,555	2,497,372
Other payable	—	41,004
Amounts due to parent company (note 10)	492,150	14,555,365
	5,670,957	19,239,812

7.                       Tax

Interim period tax is accrued using the tax rate that is estimated to be applicable to expected total annual earnings based on tax rates that were enacted or substantively enacted at the interim date, that is the estimated average annual effective income tax rate applied to the taxable income of the interim period.

8.                       Cash flows from operating activities

	September 30, 2011	September 30, 2012
	€	€

Loss before income tax	(4,510,068)	(3,502,530)
Adjustments for:
– Depreciation of property, plant and equipment	1,101,103	1,127,251
– Interest paid	289,997	75,839
– Interest received	(8,514)	(2,649)
– Income tax paid	(16,186)	(185,167)
– Share-based payments expense	44,800	—
– Increase in provisions	—	(100,643)

Movements in working capital:
– Increase in trade and other receivables	(937,850)	(1,958,683)
– Increase/(decrease) in trade and other payables	1,063,800	(492,033)
– Decrease in deferred revenue	(862,408)	(4,680,471)
Cash used in operations	(3,835,326)	(9,719,086)

9.                       Employee retention accrual

During the period ended September 30, 2012, the Group recognised an employee retention accrual of €2,654,016.

10.                Related party transactions

As of September 30, 2012 Research in Motion Limited (“RIM Ltd”) was the immediate and ultimate parent company.

At the beginning of the period the Company had loans payable to RIM Ltd of €492,150. RIM Ltd provided additional loans of €14,063,215 during the period. The amount payable to RIM Ltd at the period end is €14,555,365. These loans were provided on an unsecured interest free basis and are repayable on demand.

NewBay Software Limited

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.                Subsequent event

In December 2012 the Company was acquired by Synchronoss Technologies Ireland Limited a subsidiary of Synchronoss Technologies Inc. for consideration of $55.5 million paid in cash to RIM Ltd with no assumption of cash or debt.

12.                Approval of financial statements

The financial statements were approved by the board of directors on March 7, 2013.